Chase Funds
                        Supplement Dated November 1, 2000
                              Investor Share Class
                         Prospectus Dated April 28, 2000


On October 24, 2000, the Board of Trustees of the Chase Funds approved the following reorganizations:

Current Fund                           Successor Fund
------------                           --------------
Chase Small Cap Equity Fund            Chase Vista Small Cap Equity Fund
Chase Income Fund                      Chase Vista Select Bond Fund
Chase US Government Securities Fund    Chase Vista US Treasury Income Fund
Chase Intermediate Term Bond Fund      Chase Vista Select Intermediate Bond Fund
Chase Short Term Intermediate US
Government Securities Fund             Chase Vista Short Term Bond Fund

Shareholders of record of each Current Fund as of November 10, 2000 will be mailed a proxy statement giving them the opportunity to vote on a proposed reorganization at a special shareholders' meeting on January 26, 2001. Under each proposal, the Current Fund will transfer all of its assets and liabilities to the Successor Fund listed across from it in the table above in exchange for shares of the Successor Fund. As a result, the Current Fund shareholders would receive a number of Class A Shares of the Successor Fund with a total net asset value equal on the date of the exchange to the total net asset value of the shareholders' Current Fund shares. If approved by the shareholders, the reorganization will take place on Monday, February 19, 2001 or another date recommended by the Board of Trustees of the Chase Funds.